Exhibit 99.2

BRISTOL-MYERS SQUIBB COMPANY

QUARTERLY TREND ANALYSIS OF SALES

($ in millions)

Net Sales	2010							2011							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
Total	$4,807	$4,768	$9,575	$4,798	$14,373	$5,111	$19,484	$5,011	$5,434	$10,445	$5,345	$15,790	$5,454	$21,244	7%	9%	—	2%
US	3,089	3,105	6,194	3,135	9,329	3,284	12,613	3,250	3,562	6,812	3,477	10,289	3,556	13,845	8%	10%	—	—
Europe Pharmaceuticals	886	822	1,708	804	2,512	936	3,448	868	954	1,822	916	2,738	929	3,667	(1)%	6%	(1)%	5%
JPAC Pharmaceuticals	371	403	774	419	1,193	458	1,651	449	462	911	464	1,375	487	1,862	6%	13%	3%	8%
Intercon Pharmaceuticals	225	199	424	207	631	225	856	214	220	434	230	664	230	894	2%	4%	(4)%	1%
Emerging Markets	203	201	404	211	615	189	804	206	215	421	238	659	228	887	21%	10%	(2)%	3%
Other	33	38	71	22	93	19	112	24	21	45	20	65	24	89	26%	(21)%	—	—

% of Total Sales	2010							2011							Basis Point Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr		YTD vs. YTD
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	—		—
US Pharmaceuticals	64.3%	65.1%	64.7%	65.3%	64.9%	64.3%	64.7%	64.9%	65.5%	65.2%	65.1%	65.2%	65.2%	65.2%	90		50
Europe Pharmaceuticals	18.4%	17.2%	17.8%	16.8%	17.5%	18.3%	17.7%	17.3%	17.6%	17.4%	17.1%	17.3%	17.0%	17.2%	(130)		(50)
JPAC Pharmaceuticals	7.7%	8.5%	8.1%	8.7%	8.3%	9.0%	8.5%	9.0%	8.5%	8.7%	8.7%	8.7%	8.9%	8.8%	(10)		30
Intercon Pharmaceuticals	4.7%	4.2%	4.4%	4.3%	4.4%	4.4%	4.4%	4.3%	4.0%	4.2%	4.3%	4.2%	4.2%	4.2%	(20)		(20)
Emerging Markets	4.2%	4.2%	4.2%	4.4%	4.3%	3.7%	4.1%	4.0%	4.0%	4.0%	4.4%	4.2%	4.2%	4.2%	50		10
Other	0.7%	0.8%	0.8%	0.5%	0.6%	0.3%	0.6%	0.5%	0.4%	0.5%	0.4%	0.4%	0.5%	0.4%	20		(20)

BRISTOL-MYERS SQUIBB COMPANY

SALES AND COMPOSITION OF CHANGE IN SALES

FOR THE PERIOD ENDED DECEMBER 31, 2011

($ in millions)

	Foreign Exchange	Foreign Exchange	Foreign Exchange	Foreign Exchange	Foreign Exchange	Foreign Exchange
QUARTER-TO-DATE	Net Sales		Analysis of % Change
	2011	2010	Total Change	Volume	Price	Foreign Exchange
US	$3,556	$3,284	8%	2%	6%	—
Europe	929	936	(1)%	4%	(4)%	(1)%
JPAC	487	458	6%	1%	2%	3%
Intercon	230	225	2%	6%	—	(4)%
Emerging Markets	228	189	21%	31%	(8)%	(2)%
Other	24	19	26%	N/A	N/A	—

Total	$5,454	$5,111	7%	4%	3%	—

YEAR-TO-DATE	Net Sales		Analysis of % Change
	2011	2010	Total Change	Volume	Price	Foreign Exchange
US	$13,845	$12,613	10%	3%	7%	—
Europe	3,667	3,448	6%	5%	(4)%	5%
JPAC	1,862	1,651	13%	6%	(1)%	8%
Intercon	894	856	4%	3%	—	1%
Emerging Markets	887	804	10%	13%	(6)%	3%
Other	89	112	(21)%	N/A	N/A	—

Total	$21,244	$19,484	9%	4%	3%	2%

BRISTOL-MYERS SQUIBB COMPANY

EARNINGS FROM OPERATIONS

($ in millions, except per share amounts)

	2010							2011							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Net Sales	$4,807	$4,768	$9,575	$4,798	$14,373	$5,111	$19,484	$5,011	$5,434	$10,445	$5,345	$15,790	$5,454	$21,244	7%	9%
Cost of products sold	1,306	1,277	2,583	1,280	3,863	1,414	5,277	1,343	1,481	2,824	1,407	4,231	1,367	5,598	(3)%	6%
Marketing, selling and administrative	900	894	1,794	892	2,686	1,000	3,686	928	1,040	1,968	1,019	2,987	1,216	4,203	22%	14%
Advertising and product promotion	212	263	475	231	706	271	977	214	253	467	205	672	285	957	5%	(2)%
Research and development	910	822	1,732	824	2,556	1,010	3,566	935	923	1,858	973	2,831	1,008	3,839	—	8%
Provision for restructuring, net	11	24	35	15	50	63	113	44	40	84	8	92	24	116	(62)%	3%
Litigation expense, net	—	—	—	22	22	(41)	(19)	—	—	—	—	—	—	—	(100)%	(100)%
Equity in net income of affiliates	(97)	(85)	(182)	(70)	(252)	(61)	(313)	(82)	(62)	(144)	(71)	(215)	(66)	(281)	8%	(10)%
Other (income)/expense, net	113	(19)	94	(10)	84	42	126	(138)	(31)	(169)	(26)	(195)	26	(169)	(38)%	*

Total expenses	3,355	3,176	6,531	3,184	9,715	3,698	13,413	3,244	3,644	6,888	3,515	10,403	3,860	14,263	4%	6%

Earnings from Operations Before Income Taxes	$1,452	$1,592	$3,044	$1,614	$4,658	$1,413	$6,071	$1,767	$1,790	$3,557	$1,830	$5,387	$1,594	$6,981	13%	15%
Provision for income taxes	351	324	675	312	987	571	1,558	400	483	883	475	1,358	363	1,721	(36)%	10%

Net Earnings from Operations	$1,101	$1,268	$2,369	$1,302	$3,671	$842	$4,513	$1,367	$1,307	$2,674	$1,355	$4,029	$1,231	$5,260	46%	17%
Net Earnings Attributable to Noncontrolling Interest	358	341	699	353	1,052	359	1,411	381	405	786	386	1,172	379	1,551	6%	10%

Net Earnings from Operations Attributable to BMS	$743	$927	$1,670	$949	$2,619	$483	$3,102	$986	$902	$1,888	$969	$2,857	$852	$3,709	76%	20%

Contingently convertible debt interest expense and earnings attributable to unvested shares	(3)	13)	(7)	(4)	(11)	(2)	(12)	(2)	(2)	(4)	(2)	(6)	(1)	(8)	(50)%	(33)%

Net Earnings used for Diluted EPS Calc—Attributable to BMS	$740	$924	$1,663	$945	$2,608	$481	$3,090	$984	$900	$1,884	$967	$2,851	$851	$3,701	77%	20%

Diluted Earnings Attributable to BMS per Common Share**	$0.43	$0.53	$0.96	$0.55	$1.51	$0.28	$1.79	$0.57	$0.52	$1.10	$0.56	$1.66	$0.50	$2.16	79%	21%
Average Common Shares Outstanding—Diluted	1,725	1,728	1,727	1,726	1,726	1,723	1,727	1,714	1,722	1,718	1,715	1,717	1,712	1,717	(1)%	(1)%
Dividends declared per common share	$0.32	$0.32	$0.64	$0.32	$0.96	$0.33	$1.29	$0.33	$0.33	$0.66	$0.33	$0.99	$0.34	$1.33	3%	3%

	2010							2011							Basis Point Change
% of Net Sales	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Gross Margin	72.8%	73.2%	73.0%	73.3%	73.1%	72.3%	72.9%	73.2%	72.7%	73.0%	73.7%	73.2%	74.9%	73.6%	260	70
Cost of products sold	27.2%	26.8%	27.0%	26.7%	26.9%	27.7%	27.1%	26.8%	27.3%	27.0%	26.3%	26.8%	25.1%	26.4%	(260)	(70)
Marketing, selling and administrative	18.7%	18.8%	18.7%	18.6%	18.7%	19.6%	18.9%	18.5%	19.1%	18.8%	19.1%	18.9%	22.3%	19.8%	270	90
Advertising and product promotion	4.4%	5.5%	5.0%	4.8%	4.9%	5.3%	5.0%	4.3%	4.7%	4.5%	3.8%	4.3%	5.2%	4.5%	(10)	(50)
Research and development	18.9%	17.2%	18.1%	17.2%	17.8%	19.8%	18.3%	18.7%	17.0%	17.8%	18.2%	17.9%	18.5%	18.1%	(130)	(20)
Total expenses	69.8%	66.6%	68.2%	66.4%	67.6%	72.4%	68.8%	64.7%	67.1%	65.9%	65.8%	65.9%	70.8%	67.1%	(160)	(170)
Earnings from Operations Before Income Taxes	30.2%	33.4%	31.8%	33.6%	32.4%	27.6%	31.2%	35.3%	32.9%	34.1%	34.2%	34.1%	29.2%	32.9%	160	170
Net Earnings from Operations Attributable to BMS	15.5%	19.4%	17.4%	19.8%	18.2%	9.5%	15.9%	19.7%	16.6%	18.1%	18.1%	18.1%	15.6%	17.5%	610	160
Other Ratios
Effective Tax Rate	24.2%	20.4%	22.2%	19.3%	21.2%	40.4%	25.7%	22.6%	27.0%	24.8%	26.0%	25.2%	22.8%	24.7%	(1,760)	(100)

Other (Income)/Expense, net	2010							2011							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Interest expense	$33	$32	$65	$38	$103	$42	$145	$31	$32	$63	$40	$103	$42	$145	—	—
Interest income	(15)	(16)	(31)	(23)	(54)	(21)	(75)	(21)	(25)	(46)	(23)	(69)	(22)	(91)	5%	21%
Impairment and loss on sale of manufacturing operations	200	15	215	10	225	11	236	—	—	—	—	—	—	—	(100)%	(100)%
Gain on sale of product lines, businesses and assets	(10)	(5)	(15)	(21)	(36)	(3)	(39)	(9)	(2)	(11)	(25)	(36)	(1)	(37)	(67)%	(5)%
Other income from alliance partners	(50)	(44)	(94)	(28)	(122)	(14)	(136)	(23)	(39)	(62)	(45)	(107)	(33)	(140)	136%	3%
Pension curtailment and settlement charges	—	14	14	2	16	12	28	(3)	—	(3)	2	(1)	11	10	(8)%	(64)%
Litigation charges/(recoveries)	—	—	—	—	—	—	—	(102)	(4)	(106)	1	(105)	80	(25)	—	—
Product liability charges	—	—	—	13	13	4	17	26	—	26	10	36	(5)	31	*	82%
Other	(45)	(15)	(60)	(1)	(61)	11	(50)	(37)	7	(30)	14	(16)	(46)	(62)	*	24%

	$113	($19)	$94	($10)	$84	$42	$126	($138)	($31)	($169)	($26)	($195)	$26	(169)	(38)%	*

*	in excess of +/- 200%
**	quarterly amounts may not add to the year-to-date totals due to rounding of individual calculations.

BRISTOL-MYERS SQUIBB COMPANY

RECONCILIATION OF GAAP AND NON-GAAP GROWTH DOLLARS AND PERCENTAGES EXCLUDING FOREIGN EXCHANGE IMPACT

FOR THE PERIOD ENDED DECEMBER 31, 2011

(Unaudited, amounts in millions except per share data)

QUARTER-TO-DATE
	2011	2010	Growth $	Growth %	Favorable / (Unfavorable) FX Impact $ *	2011 Excluding FX	Favorable / (Unfavorable) FX Impact $ *	Growth % Excluding FX
Net sales	$5,454	$5,111	$343	7%	(9)	$5,463	—	7%
Marketing, selling and administrative (a)	1,216	1,000	216	22%	5	1,221	—	22%
Marketing, selling and administrative excluding specified items (b)	1,206	992	214	22%	5	1,211	—	22%
Advertising and product promotion	285	271	14	5%	—	285	—	5%
Research and development	1,008	1,010	(2)	—	1	1,009	—	—
Research and development excluding specified items (b)	1,008	940	68	7%	2	1,010	—	7%

(a)	The following table provides a reconciliation of GAAP to Non-GAAP figures and the impact of annual pharmaceutical company fee:

	2011	2010	% Change
Marketing, selling and administrative	1,216	1,000	22%
Specified items	10	8	25%

Marketing, selling and administrative excluding specified items	1,206	992	22%
Annual pharmaceutical company fee	55	—	N/A

Adjusted marketing, selling and administrative excluding specified items	1,151	992	16%

(b)	Please refer to the Specified Items QTD tab for detail of specified items and the GAAP to Non-GAAP P&L tab for reconciliation.

YEAR-TO-DATE
	2011	2010	Growth $	Growth %	Favorable / (Unfavorable) FX Impact $ *	2011 Excluding FX	Favorable / (Unfavorable) FX Impact $ *	Growth % Excluding FX
Net sales	$21,244	$19,484	$1,760	9%	332	$20,912	2%	7%
Marketing, selling and administrative (a)	4,203	3,686	517	14%	(83)	4,120	(2)%	12%
Marketing, selling and administrative excluding specified items (b)	4,174	3,651	523	14%	(83)	4,091	(2)%	12%
Advertising and product promotion	957	977	(20)	(2)%	(17)	940	(2)%	(4)%
Research and development	3,839	3,566	273	8%	(36)	3,803	(1)%	7%
Research and development excluding specified items (b)	3,604	3,424	180	5%	(37)	3,567	(1)%	4%

(a)	The following table provides a reconciliation of GAAP to Non-GAAP figures and the impact of annual pharmaceutical company fee:

	2011	2010	% Change
Marketing, selling and administrative	4,203	3,686	14%
Specified items	29	35	(17)%

Marketing, selling and administrative excluding specified items	4,174	3,651	14%
Annual pharmaceutical company fee	220	—	N/A

Adjusted marketing, selling and administrative excluding specified items	3,954	3,651	8%

(b)	Please refer to the Specified Items YTD tab for detail of specified items and the GAAP to Non-GAAP P&L tab for reconciliation.

*	The company calculates the foreign exchange (FX) impact by determining the change in a line item's current and prior period results at a common exchange rate and comparing this change to the actual reported change from the same period. This difference is determined to be the FX impact.

BRISTOL-MYERS SQUIBB COMPANY

RECONCILIATION OF GAAP AND NON-GAAP GROWTH DOLLARS AND PERCENTAGES EXCLUDING FOREIGN EXCHANGE IMPACT

FOR THE PERIOD ENDED DECEMBER 31, 2011

(Unaudited, amounts in millions except per share data)

QUARTER-TO-DATE
	2011	2010	Growth $	Growth %	Favorable / (Unfavorable) FX Impact $ **	2011 Excluding FX	Favorable / (Unfavorable) FX Impact % **	Growth % Excluding FX
Plavix	1,672	1,715	(43)	(3)%	(3)	1,675	(1)%	(2)%
Avapro/Avalide	195	252	(57)	(23)%	—	195	(1)%	(22)%
Abilify	737	707	30	4%	(2)	739	(1)%	5%
Reyataz	416	374	42	11%	(3)	419	(1)%	12%
Sustiva Franchise	412	360	52	14%	(2)	414	(1)%	15%
Baraclude	318	264	54	20%	3	315	—	20%
Erbitux	181	165	16	10%	1	180	—	10%
Sprycel	227	169	58	34%	(1)	228	(1)%	35%
Yervoy	144	—	144	N/A	—	144	N/A	N/A
Orencia	257	202	55	27%	1	256	—	27%
Nulojix	1	—	1	N/A	—	1	N/A	N/A
Onglyza/Kombiglyze	153	73	80	110%	(1)	154	—	110%
Mature Products and All Other	741	830	(89)	(11)%	(2)	743	(1)%	(10)%

Total	5,454	5,111	343	7%	(9)	5,463	—	7%

YEAR-TO-DATE
	2011	2010	Growth $	Growth %	Favorable / (Unfavorable) FX Impact $ **	2011 Excluding FX	Favorable / (Unfavorable) FX Impact $ **	Growth % Excluding FX
Plavix	7,087	6,666	421	6%	13	7,074	—	6%
Avapro/Avalide	952	1,176	(224)	(19)%	21	931	2%	(21)%
Abilify	2,758	2,565	193	8%	35	2,723	2%	6%
Reyataz	1,569	1,479	90	6%	33	1,536	2%	4%
Sustiva Franchise	1,485	1,368	117	9%	24	1,461	2%	7%
Baraclude	1,196	931	265	28%	48	1,148	5%	23%
Erbitux	691	662	29	4%	1	690	—	4%
Sprycel	803	576	227	39%	23	780	3%	36%
Yervoy	360	—	360	N/A	—	360	N/A	N/A
Orencia	917	733	184	25%	16	901	2%	23%
Nulojix	3	—	3	N/A	—	3	N/A	N/A
Onglyza/Kombiglyze	473	158	315	199%	5	468	3%	196%
Mature Products and All Other	2,950	3,170	(220)	(7)%	113	2,837	4%	(11)%

Total	21,244	19,484	1,760	9%	332	20,912	2%	7%

*	In excess of +/- 200%
**	The company calculates the foreign exchange (FX) impact by determining the change in a product's current and prior period results at a common exchange rate and comparing this change to the actual reported change from the same period. This difference is determined to be the FX impact.

BRISTOL-MYERS SQUIBB COMPANY

WORLDWIDE NET SALES FROM OPERATIONS BY PRODUCT

QUARTERLY SALES TREND ANALYSIS

($ in millions)

	2010							2011							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
TOTAL	4,807	4,768	9,575	4,798	14,373	5,111	19,484	5,011	5,434	10,445	5,345	15,790	5,454	21,244	7%	9%	—	2%
Key Products
Plavix	1,666	1,627	3,293	1,658	4,951	1,715	6,666	1,762	1,865	3,627	1,788	5,415	1,672	7,087	(3)%	6%	(1)%	—
Avapro/Avalide	314	307	621	303	924	252	1,176	290	251	541	216	757	195	952	(23)%	(19)%	(1)%	2%
Abilify (a)	617	633	1,250	608	1,858	707	2,565	624	706	1,330	691	2,021	737	2,758	4%	8%	(1)%	2%
Reyataz	373	357	730	375	1,105	374	1,479	366	396	762	391	1,153	416	1,569	11%	6%	(1)%	2%
Sustiva Franchise (b)	335	331	666	342	1,008	360	1,368	343	371	714	359	1,073	412	1,485	14%	9%	(1)%	2%
Baraclude	216	223	439	228	667	264	931	275	292	567	311	878	318	1,196	20%	28%	—	5%
Erbitux	166	172	338	159	497	165	662	165	173	338	172	510	181	691	10%	4%	—	—
Sprycel	131	132	263	144	407	169	576	172	193	365	211	576	227	803	34%	39%	(1)%	3%
Yervoy	—	—	—	—	—	—	—	—	95	95	121	216	144	360	N/A	N/A	N/A	N/A
Orencia	169	178	347	184	531	202	733	199	228	427	233	660	257	917	27%	25%	—	2%
Nulojix	—	—	—	—	—	—	—	—	2	2	—	2	1	3	N/A	N/A	N/A	N/A
Onglyza/Kombiglyze (c)	10	28	38	47	85	73	158	81	112	193	127	320	153	473	110%	199%	—	3%
Mature Products and All Other (d)	810	780	1,590	750	2,340	830	3,170	734	750	1,484	725	2,209	741	2,950	(11)%	(7)%	(1)%	4%

	2010							2011							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
Net Sales by Therapeutic Area:
Cardiovascular	2,129	2,069	4,198	2,086	6,284	2,111	8,395	2,162	2,236	4,398	2,114	6,512	1,972	8,484	(7)%	1%	(1)%	—
Virology	945	929	1,874	963	2,837	1,017	3,854	997	1,075	2,072	1,080	3,152	1,158	4,310	14%	12%	—	3%
Oncology	435	444	879	443	1,322	478	1,800	466	591	1,057	629	1,686	684	2,370	43%	32%	—	3%
Neuroscience	635	650	1,285	618	1,903	715	2,618	631	714	1,345	698	2,043	742	2,785	4%	6%	—	1%
Immunoscience	169	178	347	184	531	202	733	199	230	429	233	662	258	920	28%	26%	1%	3%
Metabolics	37	55	92	75	167	97	264	107	139	246	158	404	181	585	87%	122%	(1)%	4%
Other Therapeutic Areas	457	443	900	429	1,329	491	1,820	449	449	898	433	1,331	459	1,790	(7)%	(2)%	(1)%	3%

*	In excess of +/- 200%
(a)	Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd.
(b)	The Sustiva Franchise includes sales of Sustiva, as well as revenue of bulk efavirenz included in the combination therapy, Atripla.
(c)	Kombiglyze was launched in Q4 2010. Includes Kombiglyze sales of $5M in 2010 and $29M and $68M for the three and twelve months ended December 31, 2011 respectively.
(d)	Represents all other products, including those which have lost their exclusivity in major markets and over the counter brands.

BRISTOL-MYERS SQUIBB COMPANY

DOMESTIC NET SALES FROM OPERATIONS BY PRODUCT

QUARTERLY SALES TREND ANALYSIS

($ in millions)

	2010							2011							% Change		% Change in U.S. Total Prescription**
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
TOTAL	3,089	3,105	6,194	3,135	9,329	3,284	12,613	3,250	3,562	6,812	3,477	10,289	3,556	13,845	8%	10%
Key Products
Plavix	1,531	1,496	3,027	1,534	4,561	1,593	6,154	1,641	1,747	3,388	1,672	5,060	1,562	6,622	(2)%	8%	(7)%	(5)%
Avapro/Avalide	186	170	356	168	524	118	642	160	133	293	121	414	107	521	(9)%	(19)%	(43)%	(39)%
Abilify (a)	470	491	961	462	1,423	535	1,958	460	517	977	505	1,482	555	2,037	4%	4%	4%	5%
Reyataz	186	185	371	189	560	194	754	181	189	370	184	554	206	760	6%	1%	2%	2%
Sustiva Franchise (b)	214	213	427	227	654	227	881	215	228	443	222	665	275	940	21%	7%	6%	7%
Baraclude	42	42	84	46	130	49	179	48	51	99	51	150	57	207	16%	16%	10%	9%
Erbitux	163	168	331	155	486	160	646	162	167	329	168	497	175	672	9%	4%	N/A	N/A
Sprycel	38	42	80	47	127	61	188	61	68	129	78	207	87	294	43%	56%	38%	30%
Yervoy	—	—	—	—	—	—	—	—	95	95	109	204	118	322	N/A	N/A	N/A	N/A
Orencia	126	137	263	138	401	146	547	138	152	290	154	444	171	615	17%	12%	N/A	N/A
Nulojix	—	—	—	—	—	—	—	—	2	2	—	2	1	3	N/A	N/A	N/A	N/A
Onglyza/Kombiglyze (c)	6	23	29	37	66	53	119	57	80	137	91	228	111	339	109%	185%	112%	175%
Mature Products and All Other (d)	127	138	265	132	397	148	545	127	133	260	122	382	131	513	(11)%	(6)%

	2010							2011							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr		YTD vs. YTD
Net Sales by Therapeutic Area:
Cardiovascular	1,770	1,707	3,477	1,743	5,220	1,770	6,990	1,832	1,919	3,751	1,826	5,577	1,701	7,278	(4)%		4%
Virology	445	441	886	462	1,348	472	1,820	446	470	916	457	1,373	540	1,913	14%		5%
Oncology	233	239	472	233	705	249	954	249	356	605	377	982	409	1,391	64%		46%
Neuroscience	473	494	967	464	1,431	538	1,969	460	518	978	506	1,484	554	2,038	3%		4%
Immunoscience	126	137	263	138	401	146	547	138	154	292	154	446	171	617	17%		13%
Metabolics	16	30	46	48	94	61	155	64	84	148	98	246	116	362	90%		134%
Other Therapeutic Areas	26	57	83	47	130	48	178	61	61	122	59	181	65	246	35%		38%

*	In excess of +/- 200%
**	The estimated U.S. prescription change data provided throughout this report includes information only from the retail and mail order channels and does not reflect product demand within other channels such as hospitals, home health care, clinics, federal facilities including Veterans Administration hospitals, and long-term care, among others. The data is provided by Wolters Kluwer Health (WK), except for SPRYCEL, and based on the Source Prescription Audit. As of December 31, 2011, SPRYCEL demand is based upon information from the Next-Generation Prescription Service (NGPS) version 2.0 of the National Prescription Audit provided by the IMS Health (IMS). The data is a product of each respective service providers’ own recordkeeping and projection processes and therefore subject to the inherent limitations of estimates based on sampling and may include a margin of error.
(a)	Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd. The following table provides a reconciliation of the impact for extending the term of the commercialization and manufacturing agreement and U.S. healthcare reform.

	2010		2011		% Change
	4th Qtr	12 Months	4th Qtr	12 Months	Qtr vs. Qtr	YTD vs. YTD
Abilify Net Sales As Reported	535	1,958	555	2,037	4%	4%
Contractual share change from 58% to 53.5%	—	—	47	171	N/A	N/A
Incremental U.S. healthcare reform	—	—	4	15	N/A	N/A

Abilify Net Sales—Adjusted	535	1,958	606	2,223	13%	14%

(b)	The Sustiva Franchise includes sales of Sustiva, as well as revenue of bulk efavirenz included in the combination therapy, Atripla. The change in U.S. total prescriptions growth for the Sustiva Franchise includes both branded Sustiva and Atripla prescription units.
(c)	Kombiglyze was launched in Q4 2010. Includes Kombiglyze sales of $5M in 2010 and $29M and $67M for the three and twelve months ended December 31, 2011 respectively.
(d)	Represents all other products, including those which have lost their exclusivity in major markets and over the counter brands.

BRISTOL-MYERS SQUIBB COMPANY

INTERNATIONAL NET SALES FROM OPERATIONS BY PRODUCT

QUARTERLY SALES TREND ANALYSIS

($ in millions)

	2010							2011							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
TOTAL	1,718	1,663	3,381	1,663	5,044	1,827	6,871	1,761	1,872	3,633	1,868	5,501	1,898	7,399	4%	8%	—	5%
Key Products
Plavix	135	131	266	124	390	122	512	121	118	239	116	355	110	465	(10)%	(9)%	(2)%	3%
Avapro/Avalide	128	137	265	135	400	134	534	130	118	248	95	343	88	431	(34)%	(19)%	—	4%
Abilify (a)	147	142	289	146	435	172	607	164	189	353	186	539	182	721	6%	19%	(2)%	6%
Reyataz	187	172	359	186	545	180	725	185	207	392	207	599	210	809	17%	12%	(2)%	5%
Sustiva Franchise (b)	121	118	239	115	354	133	487	128	143	271	137	408	137	545	3%	12%	(1)%	5%
Baraclude	174	181	355	182	537	215	752	227	241	468	260	728	261	989	21%	32%	1%	7%
Erbitux	3	4	7	4	11	5	16	3	6	9	4	13	6	19	20%	19%	—	3%
Sprycel	93	90	183	97	280	108	388	111	125	236	133	369	140	509	30%	31%	—	6%
Yervoy	—	—	—	—	—	—	—	—	—	—	12	12	26	38	N/A	N/A	N/A	N/A
Orencia	43	41	84	46	130	56	186	61	76	137	79	216	86	302	54%	62%	2%	8%
Onglyza/Kombiglyze	4	5	9	10	19	20	39	24	32	56	36	92	42	134	110%	*	(4)%	*
Mature Products and All Other (c)	683	642	1,325	618	1,943	682	2,625	607	617	1,224	603	1,827	610	2,437	(11)%	(7)%	—	5%

	2010							2011							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
Net Sales by Therapeutic Area:
Cardiovascular	359	362	721	343	1,064	341	1,405	330	317	647	288	935	271	1,206	(21)%	(14)%	(1)%	4%
Virology	500	488	988	501	1,489	545	2,034	551	605	1,156	623	1,779	618	2,397	13%	18%	—	5%
Oncology	202	205	407	210	617	229	846	217	235	452	252	704	275	979	20%	16%	—	6%
Neuroscience	162	156	318	154	472	177	649	171	196	367	192	559	188	747	6%	15%	(1)%	5%
Immunoscience	43	41	84	46	130	56	186	61	76	137	79	216	87	303	55%	63%	1%	9%
Metabolics	21	25	46	27	73	36	109	43	55	98	60	158	65	223	81%	105%	1%	9%
Other Therapeutic Areas	431	386	817	382	1,199	443	1,642	388	388	776	374	1,150	394	1,544	(11)%	(6)%	—	5%

*	In excess of +/- 200%
(a)	Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd.
(b)	The Sustiva Franchise includes sales of Sustiva, as well as revenue of bulk efavirenz included in the combination therapy, Atripla.
(c)	Represents all other products, including those which have lost their exclusivity in major markets and over the counter brands.

BRISTOL-MYERS SQUIBB COMPANY

RECONCILIATION OF GAAP RESULTS

TO NON-GAAP RESULTS

FOR THE THREE MONTHS ENDED DECEMBER 31, 2011 AND 2010

(Unaudited, amounts in millions except per share data)

	Q4 2011			Q4 2010
	GAAP	Specified Items	Non GAAP	GAAP	Specified Items	Non GAAP
Net Sales	$5,454	—	$5,454	$5,111	—	$5,111
Cost of products sold	1,367	(15)	1,352	1,414	(28)	1,386

Gross Profit	4,087	15	4,102	3,697	28	3,725
Gross profit as a % of sales	74.9%	0.3%	75.2%	72.3%	0.6%	72.9%
Marketing, selling and administrative	1,216	(10)	1,206	1,000	(8)	992
Advertising and product promotion	285	—	285	271	—	271

Total SG&A	1,501	(10)	1,491	1,271	(8)	1,263
SG&A as a % of sales	27.5%	(0.2)%	27.3%	24.9%	(0.2)%	24.7%
Research and development	1,008	—	1,008	1,010	(70)	940
R&D as a % of sales	18.5%	—	18.5%	19.8%	(1.4)%	18.4%
Operating Margin	1,578	25	1,603	1,416	106	1,522
Operating Margin as a % of sales	28.9%	0.5%	29.4%	27.7%	2.1%	29.8%
Provision for restructuring, net	24	(24)	—	63	(63)	—
Litigation expense, net	—	—	—	(41)	41	—
Equity in net income of affiliates	(66)	—	(66)	(61)	—	(61)
Other (income)/expense, net	26	(68)	(42)	42	(35)	7

Earnings Before Income Taxes	$1,594	117	$1,711	$1,413	163	$1,576
Provision for income taxes	363	63	426	571	(161)	410

Net Earnings	$1,231	54	$1,285	$842	324	$1,166
Net Earnings—Attributable to Noncontrolling Interest	379		379	359		359

Net Earnings—Attributable to BMS	$852	54	$906	$483	324	$807
Contingently convertible debt interest expense and earnings attributable to unvested shares	(1)		(1)	(2)		(2)

Net Earnings used for Diluted EPS Calc—Attributable to BMS	$851	54	$905	$481	324	$805
Average Common Shares Outstanding—Diluted	1,712		1,712	1,723		1,723
Diluted EPS—Attributable to BMS	$0.50	0.03	$0.53	$0.28	0.19	$0.47
Net Earnings Attributable to BMS as a % of sales	15.6%	1.0%	16.6%	9.5%	6.3%	15.8%
Effective Tax Rate	22.8%	2.1%	24.9%	40.4%	(14.4)%	26.0%

BRISTOL-MYERS SQUIBB COMPANY

RECONCILIATION OF GAAP RESULTS

TO NON-GAAP RESULTS

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2011 AND 2010

(Unaudited, amounts in millions except per share data)

	YTD 2011			YTD 2010
	GAAP	Specified Items	Non GAAP	GAAP	Specified Items	Non GAAP
Net Sales	$21,244	—	$21,244	$19,484	—	$19,484
Cost of products sold	5,598	(75)	5,523	5,277	(113)	5,164

Gross Profit	15,646	75	15,721	14,207	113	14,320
Gross profit as a % of sales	73.6%	0.4%	74.0%	72.9%	0.6%	73.5%
Marketing, selling and administrative	4,203	(29)	4,174	3,686	(35)	3,651
Advertising and product promotion	957	—	957	977	—	977

Total SG&A	5,160	(29)	5,131	4,663	(35)	4,628
SG&A as a % of sales	24.3%	(0.1)%	24.2%	23.9%	(0.1)%	23.8%
Research and development	3,839	(235)	3,604	3,566	(142)	3,424
R&D as a % of sales	18.1%	(1.1)%	17.0%	18.3%	(0.7)%	17.6%
Operating Margin	6,647	339	6,986	5,978	290	6,268
Operating Margin as a % of sales	31.3%	1.6%	32.9%	30.7%	1.5%	32.2%
Provision for restructuring, net	116	(116)	—	113	(113)	—
Litigation expense, net	—	—	—	(19)	19	—
Equity in net income of affiliates	(281)	—	(281)	(313)	—	(313)
Other (income)/expense, net	(169)	10	(159)	126	(281)	(155)

Earnings Before Income Taxes	$6,981	445	$7,426	$6,071	665	$6,736
Provision for income taxes	1,721	233	1,954	1,558	32	1,590

Net Earnings	$5,260	212	$5,472	$4,513	633	$5,146
Net Earnings—Attributable to Noncontrolling Interest	1,551		1,551	1,411		1,411

Net Earnings—Attributable to BMS	$3,709	212	$3,921	$3,102	633	$3,735
Contingently convertible debt interest expense and earnings attributable to unvested shares	(8)		(8)	(12)		(12)

Net Earnings used for Diluted EPS Calc—Attributable to BMS	$3,701	212	$3,913	$3,090	633	$3,723
Average Common Shares Outstanding—Diluted	1,717		1,717	1,727		1,727
Diluted EPS—Attributable to BMS	$2.16	0.12	$2.28	$1.79	0.37	$2.16
Net Earnings Attributable to BMS as a % of sales	17.5%	1.0%	18.5%	15.9%	3.3%	19.2%
Effective Tax Rate	24.7%	1.6%	26.3%	25.7%	(2.1)%	23.6%

BRISTOL-MYERS SQUIBB COMPANY

SPECIFIED ITEMS

($ in millions)

	2010							2011
Dollars in Millions	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
Accelerated depreciation, asset impairment and other shutdown costs	$31	$27	$58	$27	$85	$28	$113	$23	$18	$41	$19	$60	$15	$75

Cost of products sold	31	27	58	27	85	28	113	23	18	41	19	60	15	75

Process standardization implementation costs	13	6	19	8	27	8	35	4	10	14	5	19	10	29

Marketing, selling and administrative	13	6	19	8	27	8	35	4	10	14	5	19	10	29

Upfront, milestone and other licensing payments	55	17	72	—	72	60	132	88	50	138	69	207	—	207
IPRD impairment	—	—	—	—	—	10	10	15	—	15	13	28	—	28

Research and development	55	17	72	—	72	70	142	103	50	153	82	235	—	235

Provision for restructuring	11	24	35	15	50	63	113	44	40	84	8	92	24	116

Litigation expense	—	—	—	22	22	(41)	(19)	—	—	—	—	—	—	—

Impairment and loss on sale of manufacturing operations	200	15	215	10	225	11	236	—	—	—	—	—	—	—
Gain on sale of product lines, businesses and assets	—	—	—	—	—	—	—	—	—	—	(12)	(12)	—	(12)
Pension curtailment and settlement charges	—	5	5	3	8	10	18	—	—	—	—	—	13	13
Acquisition related items	—	—	—	—	—	10	10	—	—	—	—	—	—	—
Litigation charges/(recoveries)	—	—	—	—	—	—	—	(102)	—	(102)	—	(102)	80	(22)
Product liability charges	—	—	—	13	13	4	17	26	—	26	10	36	(5)	31
Upfront, milestone and other licensing receipts	—	—	—	—	—	—	—	—	—	—	—	—	(20)	(20)

Other (income)/expense	200	20	220	26	246	35	281	(76)	—	(76)	(2)	(78)	68	(10)

Decrease to pretax income	310	94	404	98	502	163	665	98	118	216	112	328	117	445
Income tax on items above	(86)	(18)	(104)	(30)	(134)	(46)	(180)	(28)	(34)	(62)	(37)	(99)	(37)	(136)
Out-of period tax adjustment	—	(59)	(59)	—	(59)	—	(59)	—	—	—	—	—	—	—
Specified tax (benefit)/charge	—	—	—	—	—	207	207	(56)	(15)	(71)	—	(71)	(26)	(97)

Income taxes	(86)	(77)	(163)	(30)	(193)	161	(32)	(84)	(49)	(133)	(37)	(170)	(63)	(233)

Decrease to net earnings	$224	$17	$241	$68	$309	$324	$633	$14	$69	$83	$75	$158	$54	$212

BRISTOL-MYERS SQUIBB COMPANY

SELECTED BALANCE SHEET INFORMATION

($ in millions)

	March 31, 2010	June 30, 2010	September 30, 2010	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011
Cash and cash equivalents	$5,135	$5,918	$7,581	$5,033	$3,405	$3,665	$4,471	$5,776
Marketable securities—current	1,641	1,536	778	2,268	3,388	4,005	3,722	2,957
Marketable securities—long term	2,997	2,795	2,562	2,681	3,065	2,734	2,819	2,909

Cash, cash equivalents and marketable securities	9,773	10,249	10,921	9,982	9,858	10,404	11,012	11,642
Short-term borrowings	208	290	243	117	135	187	182	115
Long-term debt	6,081	6,248	6,479	5,328	5,276	5,332	5,437	5,376

Net (debt) /cash	$3,484	$3,711	$4,199	$4,537	$4,447	$4,885	$5,393	$6,151

BRISTOL-MYERS SQUIBB COMPANY

2012 FULL YEAR PROJECTED DILUTED EPS FROM OPERATIONS

EXCLUDING PROJECTED SPECIFIED ITEMS

Full Year 2012
Projected Diluted Earnings Attributable to Shareholders per Common Share - GAAP	$1.90 to $2.00
Projected Specified Items:
Downsizing and streamlining of worldwide operations	0.05
Upfront, milestone and other	0.02
Litigation recoveries	(0.07)

Total	—

Projected Diluted Earnings Attributable to Shareholders per Common Share - Non-GAAP	$1.90 to $2.00

Gross margin as a percentage of sales on a GAAP basis for the twelve months ended December 31, 2011 was 73.6%, which included specified items of $75 million and had a 0.4% adverse impact on gross margin in aggregate. On a non-GAAP basis, for the twelve months ended December 31, 2011 gross margin as a percentage of sales was 74.0%. On a non-GAAP basis, the Company projects gross margin as a percentage of sales for the full year 2012 to remain consistent with last year. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on gross margin. See GAAP to Non-GAAP PL Reconciliation - December YTD tab.

Research and development expenses on a GAAP basis for the twelve months ended December 31, 2011 were $3,839 million, which included specified items of $235 million. On a non-GAAP basis, for the twelve months ended December 31, 2011 research and development expenses were $3,604 million. On a non-GAAP basis, the Company projects research and development expense for the full year 2012 to increase in the low single digit range compared to 2011. It is estimated that 30% to 40% of the research and development expenses in 2012 will be incurred on late-stage development programs. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on research and development. See GAAP to Non-GAAP PL Reconciliation - December YTD tab.

Marketing, selling and administrative expenses, on a GAAP basis for the twelve months ended December 31, 2011 were $4,203 million, which included specified items of $29 million. On a non-GAAP basis, for the twelve months ended December 31, 2011 marketing, selling and administrative expenses were $4,174 million. On a non-GAAP basis, the Company projects marketing, selling and administrative expenses for the full year 2012 to decrease in the mid-single digit range compared to 2011. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on marketing, selling and administrative expense. See GAAP to Non-GAAP PL Reconciliation - December YTD tab.

The effective tax rate on a GAAP basis for the twelve months ended December 31, 2011 was 24.7%, which included specified items of $233 million in the tax provision, and had a 1.6% impact on the effective tax rate in aggregate. On a non-GAAP basis, for the twelve months ended December 31, 2011 the effective tax rate was 26.3%. On a non-GAAP basis, the Company projects an annual effective tax rate of between 25% and 26%, which assumes the extension of the R&D tax credit for the full year 2012. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on the tax rate. See GAAP to Non-GAAP PL Reconciliation - December YTD tab.

The GAAP financial results for the full year 2012 will include specified items that may occur and impact results, including expected charges associated with downsizing and streamlining worldwide operations, milestone payments and recoveries relating to significant legal proceedings. The GAAP financial results for the full year 2012 could also include other specified items that have not yet been identified and quantified, including any gains or losses from acquisitions or divestitures, additional upfront, milestone and other licensing payments, charges for in-process research and development impairments, charges and recoveries relating to significant legal proceedings, restructuring activities and significant tax events. For a fuller discussion of certain litigation and other matters that could impact full year GAAP results, as well as the use of non-GAAP financial information, see Bristol-Myers Squibb Company Reports Financial Results For The Fourth Quarter of 2011, January 26, 2012 including “2011 Guidance” and “Use of Non-GAAP Financial Information” therein.

BRISTOL-MYERS SQUIBB COMPANY

WORKING CAPITAL PLUS CAPITAL EXPENDITURES AS A % OF NET SALES, NET OF FOREIGN EXCHANGE

GAAP TO NON-GAAP RECONCILIATIONS FOR EXECUTIVE COMPENSATION PROGRAM

($ in millions)

Working Capital Plus Capital Expenditures as a % of Net Sales, Net of Foreign Exchange(a)

Calculated at Actual Exchange Rates

		Trade Receivables		Inventory(b)		Accounts Payable		Trade Working Capital
	Last Twelve Months (LTM) Net Sales	Actual	% LTM Net Sales	Actual	% LTM Net Sales	Actual	% LTM Net Sales	Actual	% LTM Net Sales
Q1 2011	19,688	2,046	10.4%	1,518	7.7%	(2,036)	-10.3%	1,528	7.8%
Q2 2011	20,354	2,116	10.4%	1,740	8.5%	(2,401)	-11.8%	1,455	7.1%
Q3 2011	20,901	2,181	10.4%	1,524	7.3%	(2,292)	-11.0%	1,413	6.8%
Q4 2011	21,244	2,250	10.6%	1,644	7.7%	(2,603)	-12.3%	1,291	6.1%

Qtr Avg			10.5%		7.8%		-11.4%		7.0%

	Full Year	% LTM Net Sales
Capital Expenditures	367	1.7%

Working Capital and Capital Expenditures Metric		8.7%

Converted to 2011 Budgeted Foreign Exchange Rates

		Trade Receivables ex-FX		Inventory ex-FX		Accounts Payable ex-FX		Trade Working Capital ex-FX
	Last Twelve Months (LTM) Net Sales ex-FX	At Budget Rate	% LTM Net Sales	At Budget Rate	% LTM Net Sales	At Budget Rate	% LTM Net Sales	At Budget Rate	% LTM Net Sales
Q1 2011	19,542	1,983	10.1%	1,461	7.5%	(2,008)	-10.3%	1,436	7.3%
Q2 2011	20,039	2,056	10.3%	1,671	8.3%	(2,372)	-11.8%	1,355	6.8%
Q3 2011	20,442	2,151	10.5%	1,492	7.3%	(2,281)	-11.2%	1,362	6.7%
Q4 2011	20,789	2,236	10.8%	1,623	7.8%	(2,596)	-12.5%	1,263	6.1%

Qtr Avg			10.4%		7.7%		-11.4%		6.7%

	Full Year	% LTM Net Sales
Capital Expenditures ex-FX	382	1.8%

Working Capital and Capital Expenditures Metric ex-FX		8.5%

(a)	Trade working capital consists of trade receivables, inventory, and accounts payable for the biopharmaceutical business. The calculation consists of quarter-end balances taken as a percentage of the last twelve months’ net sales. The average of the four quarters is combined with the full year capital expenditures as a percentage of the last twelve months’ net sales. The Company calculates this excluding the impact of foreign exchange (FX) by adjusting the quarter end balances and the last twelve months’ net sales amounts for each quarter to the 2011 budget foreign exchange rates. This calculated metric is compared to the target to measure performance.

(b)	Includes long term inventories reported in Other Assets of $196M at Q1 2011, $248M at Q2 2011, $167M at Q3 2011 and $260M at Q4 2011.

BRISTOL-MYERS SQUIBB COMPANY

RECONCILIATION OF GAAP EARNINGS FROM CONTINUING OPERATIONS

BEFORE NONCONTROLLING INTEREST & TAXES AND GAAP PRETAX PROFIT MARGIN

TO NON-GAAP PRETAX PROFIT AND NON-GAAP PRETAX PROFIT MARGIN

FOR THE YEAR ENDED DECEMBER 31, 2011

(unaudited, dollar amounts in millions)

Net Sales	$21,244

Earnings from Continuing Operations Before Noncontrolling Interest & Taxes	$6,981
Earnings from Continuing Operations Before Noncontrolling Interest & Taxes as a % of Net Sales (GAAP Pretax Profit Margin)	32.9%
Excluding Specified Items[1]	445

Non-GAAP Earnings from Continuing Operations Before Noncontrolling Interest & Taxes Excluding Specified Items	7,426
Noncontrolling Interest [2]	2,343

Non-GAAP Earnings from Continuing Operations Before Taxes (Pretax Profit)	$5,083
Non-GAAP Earnings from Continuing Operations Before Taxes as a % of Net Sales (Pretax Profit Margin)	23.9%

[1]	Please refer to the Specified Items YTD tab for detail of specified items.
[2]	Noncontrolling Interest is computed as follows:

Noncontrolling interest, pre-tax	$2,343
Income taxes	792

Noncontrolling interest, net of taxes	$1,551